                                                                                                           EXHIBIT 99
                                             SOUTHWEST GAS CORPORATION
                                            SUMMARY STATEMENTS OF INCOME
                                      (In thousands, except per share amounts)
                                                     (Unaudited)

                                                             THREE MONTHS ENDED              TWELVE MONTHS ENDED
                                                                 MARCH 31,                        MARCH 31,
                                                        -----------------------------    -----------------------------
                                                            1999            1998             1999            1998
----------------------------------------------------------------------------------------------------------------------
Gas operating revenues                                     $ 279,110       $ 274,363        $ 804,344       $ 677,464
Net cost of gas sold                                         135,886         120,987          344,748         245,726
----------------------------------------------------------------------------------------------------------------------
Operating margin                                             143,224         153,376          459,596         431,738
Operations and maintenance expenses                           53,566          50,850          211,888         203,561
Depreciation, amortization, and general taxes                 29,123          27,274          113,726         105,583
----------------------------------------------------------------------------------------------------------------------
Operating income                                              60,535          75,252          133,982         122,594
Net interest deductions                                       14,632          16,025           60,891          63,515
Preferred securities distribution                              1,369           1,369            5,475           5,475
----------------------------------------------------------------------------------------------------------------------
Pretax utility income                                         44,534          57,858           67,616          53,604
Utility income tax expense                                    17,385          22,254           28,595          16,736
----------------------------------------------------------------------------------------------------------------------
Net utility income                                            27,149          35,604           39,021          36,868
Other income (expense), net                                      (84)             53           (2,783)         (7,922)
----------------------------------------------------------------------------------------------------------------------
Contribution to net income - gas operations                   27,065          35,657           36,238          28,946
Contribution to net income - construction services             1,201             296            3,612           1,908
----------------------------------------------------------------------------------------------------------------------
Net income                                                 $  28,266       $  35,953        $  39,850       $  30,854
======================================================================================================================

Earnings per share - gas operations                        $    0.89       $    1.30        $    1.24       $    1.06
Earnings per share - construction services                      0.04            0.01             0.12            0.07
----------------------------------------------------------------------------------------------------------------------
Basic earnings per share                                   $    0.93       $    1.31        $    1.36       $    1.13
======================================================================================================================
Diluted earnings per share                                 $    0.92       $    1.30        $    1.35       $    1.13
======================================================================================================================

Average outstanding common shares                             30,497          27,447           29,363          27,225
Average shares outstanding (assuming dilution)                30,753          27,605           29,591          27,358

                                     See Notes to Summary Financial Statements.
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

                                          SOUTHWEST GAS CORPORATION
                                            SUMMARY BALANCE SHEET
                                              AT MARCH 31, 1999
                                               (In thousands)
                                                 (Unaudited)

ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                                  $ 1,437,953
  Construction work in progress                                                    44,527
                                                                             -------------
    Net utility plant                                                           1,482,480
                                                                             -------------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                                   28,197
  Other                                                                            44,780
                                                                             -------------
    Total other property and investments                                           72,977
                                                                             -------------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                               10,006
  Receivables - less reserve of $2,108 for uncollectibles                          64,972
  Accrued utility revenue                                                          33,000
  Deferred purchased gas costs                                                     23,068
  Other                                                                            28,120
                                                                             -------------
    Total current and accrued assets                                              159,166
                                                                             -------------
DEFERRED DEBITS
  Unamortized debt expense                                                         18,131
  Other deferred debits                                                            26,266
                                                                             -------------
    Total deferred debits                                                          44,397
                                                                             -------------
    TOTAL ASSETS                                                              $ 1,759,020
                                                                             =============

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 30,555 shares outstanding                    $   459,726
    Retained earnings                                                              41,505
                                                                             -------------
      Total common stockholders' equity                                           501,231                37.6 %
  Preferred securities of Southwest Gas Capital I, 9.125%                          60,000                 4.5
  Long-term debt - NOTE 2                                                         771,354                57.9
                                                                             -------------      -----------------
      Total capitalization                                                      1,332,585               100.0 %
                                                                             -------------      =================
CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                                       720
  Accounts payable                                                                 52,012
  Customer deposits                                                                24,981
  Taxes accrued (including income taxes)                                           66,415
  Other                                                                            56,481
                                                                             -------------
      Total current and accrued liabilities                                       200,609
                                                                             -------------
DEFERRED CREDITS
  Deferred investment tax credits                                                  17,054
  Deferred income taxes                                                           157,765
  Other                                                                            51,007
                                                                             -------------
      Total deferred credits                                                      225,826
                                                                             -------------
      TOTAL CAPITALIZATION AND LIABILITIES                                    $ 1,759,020
                                                                             =============


                                   See Notes to Summary Financial Statements.
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
                              SOUTHWEST GAS CORPORATION
                           SUMMARY STATEMENT OF CASH FLOWS
                          THREE MONTHS ENDED MARCH 31, 1999
                                   (In thousands)
                                     (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                $  28,266
  Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                            21,911
      Change in receivables and payables                                       21,028
      Change in gas cost related balancing items                               34,561
      Change in accrued taxes                                                  32,714
      Change in deferred taxes                                                (10,640)
      Allowance for funds used during construction                               (557)
      Other                                                                    (2,224)
                                                                           -----------

       Net cash provided by operating activities                              125,059
                                                                           -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                                   (43,748)
  Other                                                                         2,029
                                                                           -----------

       Net cash used in investing activities                                  (41,719)
                                                                           -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                                             2,846
  Dividends paid                                                               (6,252)
  Change in notes payable                                                     (51,280)
  Long-term debt issuances, net                                                 1,000
  Retirement of long-term debt                                                (33,000)
                                                                           -----------

       Net cash used in financing activities                                  (86,686)
                                                                           -----------

Change in cash and temporary cash investments                                  (3,346)
Cash at beginning of period                                                    13,352
                                                                           -----------

Cash at end of period                                                       $  10,006
                                                                           ===========

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                                   $  14,139
Income taxes, net of refunds                                                $   4,167

                     See Notes to Summary Financial Statements.
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
                            SOUTHWEST GAS CORPORATION
                      NOTES TO SUMMARY FINANCIAL STATEMENTS
                                 (In thousands)
                                   (Unaudited)



NOTE 1 - BASIS OF PRESENTATION:

      The summary financial statements have been prepared by Southwest Gas
      Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

      Revolving credit facility, variable rate                                                      $   167,000
      Debentures and notes:
         Debentures, 9.75% series F, due 2002                                                           100,000
         Debentures, 7.50% series, due 2006                                                              75,000
         Debentures, 8% series, due 2026                                                                 75,000
         Medium-term notes, 7.59% series, due 2017                                                       25,000
         Medium-term notes, 7.78% series, due 2022                                                       25,000
         Medium-term notes, 7.92% series, due 2027                                                       25,000
         Medium-term notes, 6.89% series, due 2007                                                       17,500
         Medium-term notes, 6.76% series, due 2027                                                        7,500
         Medium-term notes, 6.27% series, due 2008                                                       25,000
      Industrial development revenue bonds:
         Variable-rate bonds, Series A, due 2028 - net of funds held in trust                            31,147
         7.30% 1992 Series A, due 2027                                                                   30,000
         7.50% 1992 Series B, due 2032                                                                  100,000
         6.50% 1993 Series A, due 2033                                                                   75,000
      Unamortized discount on long-term debt                                                             (6,793)
                                                                                                   -------------

      TOTAL LONG-TERM DEBT                                                                          $   771,354
                                                                                                   =============

      ESTIMATED CURRENT MATURITIES                                                                  $        --
                                                                                                   =============
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                            SOUTHWEST GAS CORPORATION
                            SELECTED STATISTICAL DATA
                                 MARCH 31, 1999


FINANCIAL STATISTICS
Market value to book value per share at quarter end                       168%
Twelve months to date return on equity  -- total company                  8.8%
                                        -- gas segment                    8.4%
Common stock dividend yield at quarter end                                3.0%

GAS OPERATIONS SEGMENT

                                                                                                 Authorized
                                                                  Authorized     Authorized       Return on
                                                                  Rate Base        Rate of         Common
Rate Jurisdiction                                               (In thousands)     Return          Equity
--------------------------------                                --------------  --------------  --------------
Arizona (1)                                                     $      541,104           9.38%          11.25%
Southern Nevada (1)                                                    237,165           9.50           11.55
Northern Nevada (1)                                                     63,986           9.67           11.55
Southern California                                                     69,486           9.94           11.35
Northern California                                                     21,917          10.02           11.35
Paiute Pipeline Company (1)                                             72,054           9.69           11.60

  (1) Estimated amounts based on rate case settlements.


SYSTEM THROUGHPUT BY CUSTOMER CLASS                                  THREE MONTHS ENDED              TWELVE MONTHS ENDED
                                                                          MARCH 31,                       MARCH 31,
                                                                ------------------------------  ------------------------------
                        (In dekatherms)                              1999            1998            1999            1998
------------------------------------------------------------------------------------------------------------------------------
Residential                                                         25,609,991     27,948,401      56,355,757      54,328,952
Small commercial                                                     9,869,700     10,305,324      26,558,059      25,552,999
Large commercial                                                     1,866,347      2,057,455       7,741,455       7,673,862
Industrial / Other                                                   2,458,566      2,376,968      16,787,587       9,026,219
Transportation                                                      28,100,075     21,807,076     106,430,195     105,322,803
------------------------------------------------------------------------------- ------------------------------ ---------------

Total system throughput                                             67,904,679     64,495,224     213,873,053     201,904,835
==============================================================================================================================


HEATING DEGREE DAY COMPARISON
------------------------------------------------------------------------------------------------------------------------------
Actual                                                              1,055           1,288           2,086          2,166
Ten-year average                                                    1,137           1,151           2,025          2,025
==============================================================================================================================
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